SECURITIES AND EXCHANGE COMMISSION

            Washington, DC 20549

                  FORM 8-K

               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the
       Securities Exchange Act of 1934


  Date of Report (Date of earliest event
         reported):July 10, 1995



      ONE PRICE CLOTHING STORES, INC.
 (Exact name of registrant as specified in
               its charter)

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[S]                 [C]                 [C]
Delaware            0-15385             57-0779028
(State or other     Commission          (IRS Employer
jurisdiction        File Number)        Identification
incorporation)                             Number)
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Highway 290 Commerce Park
             Duncan, SC 29334
(Address of principal executive offices; zip
                   code)


Registrant's telephone number, including area code: 803 433-8888



(Former name or former address, if changed since last report)


Item 5.  Other Events

     On July 11, 1995, Ethan S. Shapiro,
President and Chief Operating Officer of One
Price Clothing Stores, Inc. (the "Company"), announced that two lawsuits filed by shareholders in the United States District
Court, Columbia, South Carolina against the
Company and its Chairman and CEO, Henry D.
Jacobs, Jr., on September 29, 1994, have been dismissed by the court. The lawsuits related to a drop in the company's stock price following an announcement on September 19, 1994 that 1994 third quarter earnings were expected to be significantly less than analysts' estimates. Both lawsuits sought certification as class actions.

     The dismissal is subject to appeal.

Item 7.             Financial Statements and
Exhibits.

  (c)     Exhibits

     20.Press release dated July 11,
          1995


                  SIGNATURE


  Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has duly caused this report to be
signed on its behalf by the undersigned
hereunto duly authorized.
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[S]        [C]
           ONE PRICE CLOTHING STORES, INC.
            (Registrant)

           By:         /s/ Stephen A. Feldman

           Name:      Stephen A. Feldman
           Title:     Chief Financial Officer

           Date:      July 11, 1995



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